Exhibit 99.1

SXC AND CATALYST TO COMBINE, CREATING LEADING PROVIDER OF PHARMACY

BENEFIT MANAGEMENT SERVICES AND HEALTHCARE INFORMATION TECHNOLOGY SOLUTIONS

Joins Two of the Country’s Fastest Growing, Innovative and Highly Complementary PBMs;

Combination Will Offer Comprehensive Suite of Best-in-Class Services and Customized Solutions

Increased Size and Scale Will Enable $13 Billion Combined Company to Better Serve Clients and

Capitalize on Significant Growth Opportunities

Transaction Expected to be Highly Accretive to 2013 Results

LISLE, IL and ROCKVILLE, MD – April 18, 2012 – SXC Health Solutions Corp. (NASDAQ:

SXCI, TSX: SXC) and Catalyst Health Solutions, Inc. (NASDAQ: CHSI) today announced that their Boards of Directors have unanimously approved a definitive merger agreement under which SXC and Catalyst will combine in a cash and stock transaction valued at approximately $4.4 billion. Under the terms of the agreement, Catalyst shareholders will receive $28.00 in cash and 0.6606 shares of SXC stock for each Catalyst share, which implies a purchase price of $81.02 per Catalyst share and a premium of approximately 28% based on the closing stock prices of SXC and Catalyst on April 17, 2012.

The transaction will join SXC’s industry-leading pharmacy benefit management (PBM) tools, technology and expertise with Catalyst’s local and collaborative client-centric PBM business model, creating a leading independent provider of PBM solutions. Together, SXC and Catalyst will provide plan sponsors, members and physicians with a comprehensive suite of customized solutions to reduce pharmacy and healthcare costs and improve patient outcomes. Upon completion of the transaction, the combined company will be an organization with $13 billion in revenue, which will be headquartered in Lisle, Illinois and will maintain a presence in Rockville, Maryland. SXC is also committed to Catalyst’s industry-recognized approach to client service and intends to maintain and expand Catalyst’s proven “Centers of Excellence” strategy.

The transaction is expected to be highly accretive to SXC’s non-GAAP earnings in 2013, which excludes transaction-related amortization expected to be approximately $200 million in the first twelve months after closing. The combined company expects to achieve approximately $125 million of annual cost synergies over the first 18 to 24 months after closing through improved scale and operating leverage. The combined company expects to incur approximately $40-45 million of transition expenses to achieve these annual synergies. SXC expects annual interest expense to be approximately $70 million due to financing the transaction with $1.7 billion in debt. Upon closing, the combined company will have a strong balance sheet and attractive cash flow, giving it substantial financial flexibility to pursue continued growth initiatives while paying down debt.

“This is an extremely compelling combination that brings together SXC’s industry-leading tools and technology with Catalyst’s full-service PBM, best-in-class service and growing client base to create a company that is even better positioned to compete in the marketplace,” said Mark Thierer, Chairman and Chief Executive Officer of SXC, who will continue in that role in the combined company. “SXC and Catalyst have become two of the fastest growing independent PBMs because we share a client-centered approach to lowering healthcare costs and improving the lives of our members. By joining forces, we will be able to accelerate our shared goal of providing affordable and high quality healthcare solutions that enhance value for employer, health plan and government customers.”

Mr. Thierer continued, “The combined company’s increased scale and unique value proposition, which is centered on flexibility and customized offerings, will create significant opportunities to broaden our ability to serve the needs of our clients and members, further enhancing our growth potential and creating value for all of our shareholders.”

“Catalyst has long been a distinguished leader in our industry, and the combined company will continue to provide the same high quality, localized approach and service to customers for which Catalyst is known,” said David T. Blair, Chairman and Chief Executive Officer of Catalyst. “This transaction will create significant benefits for our clients through a broader range of product offerings, more effective cost management, and increased investment in innovative programs and technologies.”

Mr. Blair continued, “Catalyst has achieved enormous success over the past 10 years and, while we are confident in our future prospects as a standalone company, the opportunities presented by this combination are more compelling. This transaction provides attractive and immediate value to Catalyst shareholders, as well as the ability to participate in the significant upside potential of the combined company. In addition, this transaction enhances our ability to serve the needs of our clients and positions the combined company for long-term success in our rapidly evolving industry.”

Mr. Thierer will serve as Chairman and CEO of the combined organization, and Jeff Park will be its EVP and Chief Financial Officer. Mr. Blair has committed to provide ongoing support to the combined company to ensure a seamless and successful integration. Following the close of the transaction, the SXC Board of Directors will include two current Catalyst directors.

Strategic Benefits of the Transaction

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Highly Complementary Businesses with Best-In-Class Services and Solutions. SXC’s industry-leading PBM tools and technology and specialty pharmacy offerings are complementary to Catalyst’s market-leading client service and clinical model that emphasizes local solutions and member choice. With flexible and customized services and solutions, the combined company will be better positioned to meet the needs of a more diverse client base that includes large employers, managed care organizations, state and local governments, hospice, fee-for-service Medicaid, long-term care, and workers’ compensation clients, among others.

•

Enhanced Size and Scale to Deliver More Cost-Effective Solutions. The combined company will leverage its enhanced size and scale to create more efficiency in the supply chain and generate greater cost savings for plan sponsors and members. The combined company will cover approximately 25 million members, with annual prescription volume of more than 200 million adjusted PBM scripts.

•

Strong Position in Key Growth Areas. Together, SXC and Catalyst will be uniquely positioned to capitalize on key areas of growth in the evolving healthcare market, including positive trends in drug utilization, greater member engagement, specialty pharmacy benefit programs, new biosimilar introductions, home delivery, generic utilization, and increases in the number of insured lives.

•

Well Positioned for Healthcare Reform. With the impending U.S. Supreme Court decision surrounding the Affordable Care Act, the combined company is well positioned to capitalize on the changes, regardless of the outcome. SXC has a strong fee-for-service Medicaid offering, as well as a complete Medicare and Managed Medicaid product line. Additionally, the company’s technology tool set is being used today to help build out health exchanges, ACO’s and PCMH models throughout the country.

Transaction Terms

Under the terms of the agreement, Catalyst shareholders will receive $28.00 in cash and 0.6606 shares of SXC stock for each Catalyst share they own upon closing of the transaction. Based on the closing price of SXC on April 17, 2012, the stock component is valued at $53.02 per share, which brings the total consideration per share to Catalyst shareholders to $81.02. Upon closing of the transaction, SXC shareholders are expected to own approximately 65% of the combined company, and Catalyst shareholders are expected to own approximately 35%.

Financing and Approvals

SXC has secured fully committed financing from J.P. Morgan Chase Bank, N.A. for the cash portion of the transaction.

The transaction, which is subject to approval by SXC and Catalyst shareholders, U.S. antitrust approval and other customary closing conditions, is expected to close in the second half of 2012.

Financial Guidance

SXC and Catalyst will each release first quarter 2012 unaudited financial results on May 3, 2012. Both companies today reaffirmed their full-year 2012 guidance excluding the costs related to this proposed transaction, which for SXC is expected to be approximately $25 million.

Advisors

J.P. Morgan acted as lead financial advisor and Barclays acted as financial advisor to SXC, and Sidley Austin LLP acted as its legal counsel. Goldman, Sachs & Co. acted as lead financial advisor and Citi acted as financial advisor to Catalyst, and Milbank, Tweed, Hadley & McCloy acted as its legal counsel.

Conference Call

SXC and Catalyst will host a conference call today Wednesday, April 18, 2012, at 8:30 a.m. Eastern time to discuss the combination. To participate, call (888) 231-8191 fifteen minutes prior to the scheduled start time. A replay will be available for one week following the call until Wednesday, May 2, 2012 at midnight ET. In addition, an audio web cast of the call will be available live and will be archived on the investor relations portions of both company’s web sites. To access the replay, call (855) 859-2056 and enter access code 73167559.

A live audio webcast of the conference call will be available at www.sxc.com, www.catalysthealthsolutions.com, and www.newswire.ca. Please connect at least 15 minutes prior to the conference call to ensure adequate time for any software download that may be required to join the webcast.

About SXC

Ranked number one on the 2011 Fortune 100 List of Fastest Growing Companies, SXC Health Solutions Corp. is a leading provider of pharmacy benefits management (PBM) services and Health Care Information Technology (HCIT) solutions to the healthcare benefits management industry. SXC’s product offerings and solutions combine a wide range of PBM services and software applications, application service provider (ASP) processing services and professional services, designed for many of the largest organizations in the pharmaceutical supply chain, such as health plans, employers, federal, provincial, and, state and local governments, pharmacy benefit managers, retail pharmacy chains and other healthcare intermediaries. SXC is headquartered in Lisle, Ill., with multiple locations in the U.S. and Canada. For more information please visit www.sxc.com.

About Catalyst

Catalyst Health Solutions, Inc., the fastest growing national PBM in the U.S., is built on strong, innovative principles in the management of prescription drug benefits and provides an unbiased, client-centered philosophy resulting in industry-leading client retention rates. Catalyst’s subsidiaries include Catalyst Rx, a full-service PBM serving more than 18 million lives in the United States and Puerto Rico; HospiScript Services, LLC, one of the largest providers of PBM services to the hospice industry; FutureScripts, LLC, a full-service PBM serving approximately one million lives in the mid-Atlantic region; and a fully integrated prescription mail service facility. Catalyst’s clients include self-insured employers, including state and local governments, managed care organizations, unions, hospices, third-party administrators and individuals.

SXC Forward-Looking Statements

Certain statements included in this communication, including those that express management’s expectations or estimates of SXC’s or the combined company’s future performance, constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. SXC cautions that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause SXC’s actual financial results, performance, or achievements to be materially different from SXC’s estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, SXC’s ability to achieve increased market acceptance for SXC’s product offerings and penetrate new markets; consolidation in the healthcare industry; the existence of undetected errors or similar problems in SXC’s software products; SXC’s ability to identify and complete acquisitions, manage SXC’s growth and integrate acquisitions; SXC’s ability to compete successfully; potential liability for the use of incorrect or incomplete data; the length of the sales cycle for SXC’s healthcare software solutions; interruption of SXC’s operations due to outside sources; SXC’s dependence on key customers; maintaining SXC’s intellectual property rights and litigation involving intellectual property rights; SXC’s ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of SXC’s security by third parties; SXC’s dependence on the expertise of SXC’s key personnel; SXC’s access to sufficient capital to fund SXC’s future requirements; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of SXC’s forward-looking statements. Other factors that should be considered are discussed from time to time in SXC’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SXC’s 2011 Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward- looking statements. All subsequent written and oral forward-looking statements attributable to SXC or persons acting on SXC’s behalf are expressly qualified in their entirety by this cautionary statement. SXC disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Certain of the assumptions made in preparing forward-looking information and management’s expectations include: maintenance of SXC’s existing customers and contracts, SXC’s ability to market SXC’s products successfully to anticipated customers, the impact of increasing competition, the growth of prescription drug utilization rates at predicted levels, the retention of SXC’s key personnel, SXC’s customers continuing to process transactions at historical levels, that SXC’s systems will not be interrupted for any significant period of time, that SXC’s products will perform free of major errors, SXC’s ability to obtain financing on acceptable terms and that there will be no significant changes in the regulation of SXC’s business.

Catalyst Forward Looking Statements

Certain statements included herein may contain certain forward-looking statements including, without limitation, statements concerning Catalyst’s operations, economic performance and financial condition. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. In addition to Catalyst’s expectations or estimates of a combined company’s future performance or matters relating to the proposed transaction, these forward-looking statements may include statements addressing Catalyst’s operations and Catalyst’s financial performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which, among other things, speak only as of their dates. These forward-looking statements are based largely on Catalyst’s current expectations and are based on a number of risks and uncertainties, including, without limitation, (i) general adverse economic conditions, (ii) changes in governmental laws and regulations, (iii) Catalyst’s ability to compete effectively in the pharmacy benefit management industry, (iv) Catalyst’s relationships with key clients, pharmacy network affiliations and various pharmaceutical manufacturers and rebate intermediaries, (v) changes in industry pricing benchmarks, (vi) uncertainties relating to the transition and integration of completed and future acquisitions and/or expansion opportunities, (vii) Catalyst’s current level of indebtedness and any future indebtedness Catalyst may incur; (viii) disruption in Catalyst’s operations, (ix) unanticipated changes in Catalyst’s ability to execute its growth strategy, (x) generic utilization levels, (xi) insufficient insurance coverage to cover costs associated with litigation, (xii) Catalyst’s ability to accurately estimate how much future revenue Catalyst will generate, as well as the level of implementation and transaction costs that Catalyst will incur, under newly commenced PBM agreements and other risks and uncertainties discussed in Catalyst’s filings with the SEC, including Catalyst’s Annual Report on Form 10-K and quarterly reports on Form 10-Q. Actual results could differ materially from results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will, in fact, occur. Catalyst undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof. Readers are urged to carefully review and consider the various disclosures made in Catalyst’s other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect Catalyst’s business.

Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed transaction will be submitted to the shareholders of Catalyst and the shareholders of SXC for their consideration. In connection therewith, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus that will be mailed to shareholders. Such documents, however, are not currently available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CATALYST AND/OR SXC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900.

SXC, Catalyst and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 28, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

For more information, please contact:

For SXC Health Solutions Corp.:

Tony Perkins

Investor Relations, 630-577-4871

tony.perkins@sxc.com

Catalyst Health Solutions Media:

Christopher T. Burns, 240-268-9666

Senior Vice President, Marketing

cburns@chsi.com

Catalyst Investor Relations:

Tim Pearson, 301-548-2900

Chief Financial Officer